UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 24, 2025

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 230	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01. Regulation FD Disclosure.

On January 24, 2025, Nuvve Holding Corp. (the “Company”) entered into a Termination Agreement (the “Termination Agreement”) with Switch EV Ltd. (“Switch”), relating to a license agreement (the “License Agreement”), dated March 27, 2023, by and between the Company and Switch and related ancillary agreements, including a software escrow agreement (the “Escrow Agreement”), dated October 19, 2023, by and among the Company, Switch and Escrow London Ltd. Pursuant to the Termination Agreement, the parties agreed to terminate the License Agreement, Escrow Agreement and related ancillary agreements thereunder and to release one another from any and all claims, liability and obligations under such agreements.

As consideration for the Company entering into the Termination Agreement, Switch agreed to make a lump-sum payment to the Company equal to $600,000, contingent and payable upon the initial closing of a proposed transaction between Switch and a certain unrelated third party, as set forth in the Termination Agreement. Additionally, upon the occurrence of certain pricing-related conditions related to the transaction between Switch and the third party, Switch shall be obligated to pay the Company an additional lump-sum payment of $400,000.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the Termination Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1*†	Termination Agreement, dated January 24, 2025, between Nuvve Holding Corp. and Switch EV Ltd.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
* Pursuant to Item 601(a)(5) of Regulation S-K, the exhibits and schedules to Exhibit 10.1 have been omitted from this report and will be furnished supplementally to the SEC upon request.
† Certain confidential information contained in this document, marked by [***], has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2025

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer
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